UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017 (May 17, 2017)

MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of principal executive offices)	(Zip Code)

(919) 781-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance of $300 million aggregate principal amount of Floating Rate Senior Notes due 2020 (the “Floating Rate Notes”) and $300 million aggregate principal amount of Senior Notes due 2027 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Senior Notes”), on May 17, 2017, Martin Marietta Materials, Inc. (“Martin Marietta” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase the Senior Notes from the Company. The Underwriting Agreement contains the terms and conditions of the offering and sale of the Senior Notes, indemnification and contribution obligations and other customary terms and conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Martin Marietta disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of Martin Marietta’s press release dated March 17, 2017, announcing the pricing of its Senior Notes.

This current report does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Senior Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Exhibit
	1.1	Underwriting Agreement, dated as of May 17, 2017, among Martin Marietta Materials, Inc. and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

	99.1	Press release announcing pricing terms of debt offering dated May 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
	Name:	Anne H. Lloyd
	Title:	Executive Vice President and Chief Financial Officer

Date: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of May 17, 2017, among Martin Marietta Materials, Inc. and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

99.1	Press release announcing pricing terms of debt offering dated May 17, 2017.